                                                                    Exhibit 4(f)

                           [FORM OF FACE OF RECEIPT]

NUMBER                                                 DEPOSITARY SHARES

                 CERTIFICATE FOR ____________ DEPOSITARY SHARES

TDR
                   DEPOSITORY RECEIPT FOR DEPOSITARY SHARES,
            REPRESENTING _________ PREFERRED STOCK, SERIES ____,  OF

                           MERRILL LYNCH & CO., INC.

                                                 CUSIP _________

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

______________________, as Depositary (the "Depositary"), hereby certifies that


is the registered owner of                                     DEPOSITARY SHARES

("Depositary Shares"), each Depositary Share representing [specify fraction] of one share of _______ Preferred Stock, Series ____, (the "Stock"), of Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of ______________, 19__ (the "Deposit Agreement"), between the Corporation and the Depositary. By accepting this Depositary Receipt, the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized officer thereof.

Dated:                                  [Countersigned:

- ---------------------------             ---------------------------
Depositary                              Registrar
By                                      By

Authorized Officer                      Authorized Officer]

                          [FORM OF REVERSE OF RECEIPT]

                           MERRILL LYNCH & CO., INC.

          MERRILL LYNCH & CO., INC. WILL FURNISH WITHOUT CHARGE TO EACH RECEIPTHOLDER WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A COPY OR SUMMARY OF THE CERTIFICATE OF DESIGNATIONS OF THE _________ PREFERRED STOCK, SERIES _____, OF MERRILL LYNCH & CO., INC. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITARY NAMED ON THE FACE OF THIS RECEIPT.

                             ---------------------


     For value received, ____________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
     ZIP CODE OF ASSIGNEE

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                                                Depositary Shares
- ------------------------------------------------
represented by the within Receipt, and do(es) hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated
     ----------------

                              ----------------------------------
                              NOTICE: The signature to the assignment must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED



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NOTICE:  The signature(s) should
be guaranteed by an eligible
guarantor institution (banks,
stockbrokers, savings and loan
associations, and credit unions
with membership in an approved
signature guarantee medallion
program), pursuant to Rule 17Ad-15
under the Securities Exchange
Act of 1934.